EXHIBIT 99.1

                                 PROXYMED, INC.
              UNAUDITED PRO FORMA COMBINED BALANCE SHEET (AMENDED)
                                 MARCH 31, 1998


                                                          WPJ, INC. (D/B/A                   PRO FORMA ADJUSTMENTS
                                                          INTEGRATED MEDICAL                 ---------------------     PRO FORMA
ASSETS                                   PROXYMED, INC.       SYSTEMS)            TOTAL       #         DR.(CR.)        COMBINED
                                         --------------   ------------------      -----      ---------------------     ---------
Current assets:
  Cash and cash equivalents              $  3,513,083        $  326,026        $ 3,839,109    (1)    ($20,620,000)   $  7,236,966
                                                                                              (2)      24,250,000
                                                                                              (3)        (232,143)
  Accounts receivable, net                  2,940,089           668,391          3,608,480                              3,608,480
  Other receivables                           860,780                 0            860,780                                860,780
  Inventory                                   920,702                 0            920,702                                920,702
  Other current assets                        301,990            18,200            320,190                                320,190
                                         ------------        ----------        -----------                           ------------
    Total current assets                    8,536,644         1,012,617          9,549,261                             12,947,118
Property and equipment, net                 2,422,396           370,333          2,792,729                              2,792,729
Capitalized software costs, net             4,590,110                 0          4,590,110    (1)       7,500,000      12,090,110
Goodwill and other intangible
  assets, net                               5,011,206                 0          5,011,206    (1)      17,977,111      22,988,317
Other assets                                   48,810             9,781             58,591                                 58,591
                                         ------------        ----------        -----------                           ------------
    Total assets                         $ 20,609,166        $1,392,731        $22,001,897                           $ 50,876,865
                                         ============        ==========        ===========                           ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt      $    750,000        $  232,143        $   982,143    (3)         232,143    $    750,000
  Accounts payable and accrued expenses     3,321,897           387,699          3,709,596    (1)         (26,000)      3,994,271
                                                                                              (1)
  Deferred revenue                            542,584                 0            542,584                                542,584
                                         ------------        ----------        -----------                           ------------
    Total current liabilities            $  4,614,481        $  619,842        $ 5,234,323                           $  5,286,655
Long-term debt, less current portion        1,074,760                 0          1,074,760                              1,074,760
                                         ------------        ----------        -----------                           ------------
    Total liabilities                    $  5,689,241        $  619,842        $ 6,309,083                           $  6,361,615
                                         ------------        ----------        -----------                           ------------
Stockholders' equity:
  Common stock                                 12,338             1,000             13,338    (1)            (482)         15,133
                                                                                              (1)           1,000
                                                                                              (2)          (2,313)
  Additional paid-in capital               46,175,620                 0         46,175,620    (1)      (5,344,843)     75,768,150
                                                                                              (2)     (24,247,687)
  Accumulated deficit                     (31,268,033)          771,889        (30,496,144)   (1)         771,889     (31,268,033)
                                         ------------        ----------        -----------                           ------------

    Total stockholders' equity             14,919,925           772,889         15,692,814                             44,515,250
                                         ------------        ----------        -----------                           ------------

    Total liabilities and
      stockholders' equity               $ 20,609,166        $1,392,731        $22,001,897                           $ 50,876,865
                                         ============        ==========        ===========                           ============

(1) To record the acquisition of the common stock of WPJ, Inc., the related purchase price allocation, and the elimination of the equity accounts of WPJ, Inc. in consolidation.

(2) To record net cash received from the private placement sale of 2,313,416 shares of common stock for $11 per share, less underwriter commissions and estimated expenses totaling $1,197,576.

(3) To retire current portion of long-term debt of WPJ, Inc.

Note - The allocation of purchase price is preliminary and subject to change upon review by management of additional evidence relating to the fair value of assets acquired and liabilities assumed at the closing date. Adjustments to the purchase price allocation, if any, would likely relate to amounts assigned to intangible assets and/or estimates of the useful lives relating thereto.